UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
WESTERN DUBUQUE BIODIESEL, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52617	20-3857933

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

904 Jamesmeier Road, P.O. Box 82 Farley, Iowa	52046

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (563) 744-3554
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure and Item 8.01 Other Events
On April 26, 2011, Western Dubuque Biodiesel, LLC (the “Company” or “WDB”) sent a letter to its members regarding the proposed reclassification and reorganization of the Company’s membership units into three separate and distinct classes. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This disclosure is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to WDB Members dated April 25, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DUBUQUE BIODIESEL, LLC
April 26, 2011	/s/ Bruce Klostermann
Date	Bruce Klostermann, Vice Chairman and Director
(Principal Executive Officer)